UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 21, 2019

STRATA SKIN SCIENCES, INC.
(Exact Name of Registrant Specified in Charter)

Delaware	000-51481	13-3986004
(State or Other	(Commission File	(I.R.S. Employer
Jurisdiction of	Number)	Identification No.)
Incorporation)

5 Walnut Grove Drive, Suite 140, Horsham, Pennsylvania	19044
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:   215-619-3200

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	SSKN	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 4.02. Non-Reliance on Previously Issued Financial Statements of a Related Audit Report or Completed Interim Report

On August 21, 2019, the Audit Committee of the Board of Directors (the “Audit Committee”) and the management of STRATA Skin Sciences, Inc. (the “Company”) concluded that the Company’s previously issued audited consolidated financial statements as of and for the years ended December 31, 2017, 2016 and 2015 and interim consolidated financial statements for the periods ended March 31, June 30, and September 30, 2018 and 2017, should no longer be relied upon and will require certain adjustments. The consolidated financial statements for the years ended December 31, 2017, 2016 and 2015 were audited by EisnerAmper LLP (“EisnerAmper”), the Company’s former independent registered public accounting firm and EisnerAmper has been engaged to audit the adjustments. Marcum LLP (“Marcum”), the Company’s current independent registered public accounting firm, will also consider the impact of any such adjustments on the consolidated financial statements as of and for the quarter ended September 30, 2018.

The conclusion to prevent future reliance on the aforementioned financial statements resulted from the determination that such consolidated financial statements did not properly account for one or more of the following:

•	a non-cash embedded conversion feature arising from debentures issued in June 2015 (which converted into Series C Preferred Stock in September 2017);
•	the derivative accounting for warrants issued, and other warrants modified, in June 2015 (of which the modified warrants expired in July 2019);
•	accruals of liabilities related to sales and use tax for the years ended December 31, 2018, 2017, 2016, and 2015; and
•
adjustments to the impairment assessment and related impairment charge for intangible assets which was performed at the intangible asset level, as opposed to the asset group level, for the year ended December 31, 2017.

Based on its preliminary assessment, the Company is providing the following estimates regarding the aggregate impact on selected items included in the Company’s consolidated statement of operations and balance sheet for and as of the periods indicated below, which were calculated in accordance with accounting principles generally accepted in the United States, from the information originally reported in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 and the Quarterly reports on Form 10-Q for the periods ended March 31, June 30, September 30, 2018, in thoursands except share and per share amounts.

There were no changes to revenue, gross profit or cash for the periods identified.

		unaudited	unaudited	unaudited	unaudited	unaudited	unaudited	unaudited
	As reported	As restated	As reported	As restated	As reported	As restated	As reported	As restated
	12/31/17	12/31/17	3/31/18	3/31/18	6/30/18	6/30/18	9/30/18	9/30/18
Intangible assets, net	11,325	11,825	10,672	11,122	10,270	10,670	9,867	10,217
Other accrued liabilities	2,360	3,269	2,216	3,206	2,330	3,413	2,697	3,855
Senior secured convertible debentures, net	-	-	-	-	-	-	-	-
Derivative liability senior secured convertible debentures	-	-	-	-	-	-	-	-
Warrant liability	3	208	-	133	-	471	104	1,485

Series C Convertible Preferred Stock $.10 par value	4	4	4	4	1	1	1	1
Common Stock $.001 par value	4	4	4	4	30	30	30	30
Additional paid-in capital	251,643	222,815	251,662	222,834	266,487	237,659	266,854	238,026
Accumulated deficit	(229,406)	(201,192)	(231,863)	(203,705)	(233,218)	(205,541)	(233,508)	(206,866)
net equity	22,245	21,631	19,807	19,137	33,300	32,149	33,377	31,191
General and administrative	7,401	7,091	1,803	1,934	2,333	2,476	2,184	2,309
Other income (expense), net	(16,292)	(14,568)	(342)	(267)	(369)	(707)	(318)	(1,228)
Net loss	(18,831)	(16,797)	(2,223)	(2,279)	(1,355)	(1,836)	(290)	(1,325)
Common net loss per share	$(2.85)	$(2.55)	$(0.13)	$(0.13)	$(0.06)	$(0.08)	$(0.01)	$(0.04)
Loss attributable to common stock	$(7,747)	$(6,910)	$(547)	$(561)	$(797)	$(1,080)	$(257)	$(1,176)
Common shares used in computing net loss per share	2,713,782	2,713,782	4,371,369	4,371,369	13,734,384	13,734,384	29,912,827	29,912,827
Preferred stock loss per share	$(1,061.25)	$(946.62)	$(46.54)	$(47.72)	$(21.60)	$(29.26)	$(3.23)	$(14.85)
Loss attributable to preferred stock	$(11,084)	$(9,887)	$(1,676)	$(1,718)	$(558)	$(756)	$(33)	$(149)
Preferred shares used in computing net loss per share	10,444	10,444	36,002	36,002	25,847	25,847	10,049	10,049

The Audit Committee has discussed these matters with representatives of Marcum and EisnerAmper and their respective reviews are ongoing.

Item 8.01.  Other Events

The Company believes that the matters referenced in Item 4.02 should not impact its cash and cash equivalents, revenue and gross margin for the periods referenced in Item 4.02.

Additionally, as previously disclosed in the Company’s Current Reports on Form 8-K, as filed with the Securities and Exchange Commission (the “SEC”) on July 26, 2019 and on August 16, 2019, the Listing Qualifications Staff (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) notified the Company that it no longer satisfied Nasdaq Listing Rule 5250(c) (the “Filing Requirement”), which requires the timely filing of all periodic reports with the SEC, and subsequently granted the Company an extension, through August 30, 2019, to file its Annual Report on Form 10-K for the year ended December 31, 2018, and Quarterly Reports on Form 10-Q for the periods ended March 31, 2019 and June 30, 2019. The Company was notified that, in the event the Company does not evidence compliance with the Filing Requirement by August 30, 2019, the Staff would provide written notification to the Company that its securities were subject to delisting.

The Company does not believe it will meet the August 30, 2019 deadline, and intends to request a further extension from the Staff, through September 30, 2019, to regain compliance with the Filing Requirement. There can be no assurance that the Staff will grant such an extension; notwithstanding, in the event the Staff denies the Company’s request and issues a delisting determination, any such determination would be automatically stayed upon the Company’s request for a hearing before the Nasdaq Hearings Panel (the “Panel”) for a period of 15 days. The Company is entitled to request a further stay from the Panel to ensure continued trading on Nasdaq at least pending the hearing and the ultimate conclusion of the hearing process. At the hearing, the Company would present its plan to evidence compliance with the Filing Requirement and request an extension of time within which to do so.

On August 26, 2019, the Company received a waiver from Midcap Financial Trust (“Midcap”) as administrative agent for the lenders (“Lenders”) who are party to the Credit and Security Agreement, dated December 30, 2015, as amended (collectively, the “Credit Agreement”), wherein the Lenders waived compliance with the Company’s obligation to deliver audited financial statements within 120 days of the Company’s year-end pursuant to the Credit Agreement. The waiver is effective through October 15, 2019.

Forward-Looking Statements

Certain statements contained in this report are not based on historical facts and are forward-looking statements within the meaning of federal securities laws and regulations. These statements are based on management’s current expectations, assumptions, estimates and observations of future events and include any statements that do not directly relate to any historical or current fact. These forward-looking statements include statements regarding the circumstances that resulted in the decision that these historical financial statements could no longer be relied upon; and also include estimates regarding the expected impact of potential adjustments that might result after final audit is complete. There can be no assurance that the Company’s Board of Directors, Audit Committee, management or independent registered public accounting firms will not reach conclusions that are different from management’s current estimates or identify additional issues or that these issues will not require additional corrections to the Company’s prior period financial statements. These statements are subject to risks and uncertainties which may cause actual results to differ materially from those stated in this report. These risks and uncertainties include the risk that additional information may become available in preparing and auditing the financial statements which would require the Company to make additional corrections, the cost, time and effort required to complete the review and potential restatement of the financial statements, the ramifications of the Company’s potential inability to timely file periodic and other reports with the SEC, including potential delisting of the Company’s common stock on Nasdaq and the risk of litigation or governmental investigations or proceedings relating to these matters. Certain risks and uncertainties related to our business are or will be described in greater detail in our filings with the SEC. Owing to the uncertainties inherent in forward-looking statements, actual results could differ materially from those set forth in forward-looking statements. The Company intends these forward-looking statements to speak only at the time of this Current Report on Form 8-K and does not undertake to update or revise these statements as more information becomes available except as required under federal securities laws and the rules and regulations of the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATA SKIN SCIENCES, INC.

Date: August 26, 2019	By:	/s/ Matthew C. Hill
Matthew C. Hill
Chief Financial Officer